UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Columbia Funds Series Trust

Item 1. Reports to Stockholders.

Annual Report
March 31, 2017
Columbia Short Term Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Short Term Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Short Term Bond Fund   |  Annual Report 2017

Columbia Short Term Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Short Term Bond Fund (the Fund) seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Leonard Aplet, CFA
Co-manager
Managed Fund since 2004
Gregory Liechty
Co-manager
Managed Fund since 2010
Ronald Stahl, CFA
Co-manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended March 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/02/92	0.90	0.83	2.20
	Including sales charges		-0.10	0.63	2.10
Class B	Excluding sales charges	06/07/93	0.70	0.45	1.63
	Including sales charges		-2.30	0.45	1.63
Class C	Excluding sales charges	10/02/92	0.33	0.37	1.81
	Including sales charges		-0.67	0.37	1.81
Class K *		03/07/11	1.00	0.93	2.29
Class R *		09/27/10	0.75	0.58	1.93
Class R4 *		11/08/12	1.16	1.08	2.47
Class R5 *		11/08/12	1.25	1.15	2.50
Class T *	Excluding sales charges	09/27/10	1.01	0.83	2.20
	Including sales charges		-1.56	0.31	1.94
Class Y *		07/15/09	1.30	1.22	2.54
Class Z		09/30/92	1.26	1.08	2.47
Bloomberg Barclays 1-3 Year Government/Credit Index			0.71	0.93	2.34
Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Short Term Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2007 — March 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2017)
Asset-Backed Securities — Non-Agency	21.1
Commercial Mortgage-Backed Securities - Agency	10.0
Commercial Mortgage-Backed Securities - Non-Agency	3.0
Corporate Bonds & Notes	37.9
Foreign Government Obligations	1.0
Inflation-Indexed Bonds	2.0
Money Market Funds	1.5
Residential Mortgage-Backed Securities - Agency	3.6
Residential Mortgage-Backed Securities - Non-Agency	4.6
U.S. Government & Agency Obligations	7.1
U.S. Treasury Obligations	8.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at March 31, 2017)
AAA rating	56.6
AA rating	7.4
A rating	17.3
BBB rating	18.7
BB rating	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Short Term Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended March 31, 2017, the Fund’s Class A shares returned 0.90% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, which returned 0.71% for the same time period. Strong investor demand for yield helped narrow the spread (the yield difference) between U.S. Treasuries and non-Treasury sectors. The Fund’s duration was shorter than that of the benchmark. Duration is a measure of interest rate sensitivity. As interest rates rose, the Fund’s shorter duration aided relative results.
U.S. markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential election eliminated a key element of uncertainty, and the U.S. markets moved higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence and drove the yield curve higher.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year, and to 0.75% and 1.00% in March 2017. The Fed’s actions had been widely anticipated and had little or no impact on the financial markets when they occurred.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 17.17%. U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%. Short-term non-Treasury sectors produced positive results as spreads tightened relative to similar duration Treasuries in almost all credit and structured bond sectors. The 12-month period resulted in positive results for most short-term spread sectors. Spreads tightened relative to similar-duration Treasuries in almost all credit and structured subsectors.
Contributors and detractors
The Fund maintained a duration of approximately 0.20 – 0.25 years shorter than its benchmark, which benefited performance as interest rates rose approximately 40 to 72 basis points across the entire yield curve during the year. (A basis point is one hundredth of one percent; the yield curve is a chart of Treasury yields from the very shortest to 30 years.) An overweight in non-Treasury sectors, including corporate and structured securities, also aided results as the spread between non-Treasury and Treasury securities tightened during the year.
The Fund’s largest overweight positions relative to the benchmark were in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Both sectors generated returns in excess of Treasury returns as did the Fund’s overweight corporate securities. Investor demand for higher yields, combined with the continued outlook for an improved economic landscape, helped generate the outperformance of most every non-Treasury sector. A strong appetite for yield also boosted the performance of lower quality securities during the 12-month period. As a result, the Fund’s overweight in BBB rated issues relative to the benchmark also contributed to the Fund’s outperformance.
Although the Fund’s overall duration position aided relative performance, a concentration of positions with three- to five-year maturities slightly detracted from relative results as those yields rose the most during the period. However, positions in floating-rate securities, whose yields reset frequently, and to other near-cash securities, helped offset the impact of the Fund’s exposure to the three- to five-year spot on the curve.
Portfolio activity
Although we continue to find value in short-term AAA rated, non-agency CMBS, their recent spread tightening and relative lack of supply has led us to decrease this allocation. We added marginally to both ABS and corporates during the year, where we believe we have found more pockets of relative value. The weight of corporates within the benchmark has increased as well, which kept the Fund’s relative exposure mostly unchanged.
Columbia Short Term Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
At period’s end
In an environment of moderately rising interest rates, we continued to target a shorter duration than that of the benchmark. Because interest rate policy remained data dependent, we continued to watch commodity prices, inflation expectations, employment and global economic concerns. Although we expected some spread volatility, we considered current risk premiums to be reasonably attractive in most sectors.
At the end of the period, we favored ABS and CMBS because of their attractive yields. Within CMBS, we preferred seasoned, AAA rated, super-senior holdings as well as short current-pay GNMA project loan tranches. We also favored corporates versus Treasuries because of their potential to generate excess returns. In 2016, corporate issuance was the highest on record, largely because of acquisition financing and desired shareholder returns. Within corporate bonds, the Fund remained overweight in the banking, communications, insurance and electric utility sectors at the end of the reporting period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Short Term Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2016 — March 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.70	1,020.94	3.99	4.03	0.80
Class B	1,000.00	1,000.00	999.20	1,019.45	5.48	5.54	1.10
Class C	1,000.00	1,000.00	997.80	1,017.95	6.97	7.04	1.40
Class K	1,000.00	1,000.00	1,000.20	1,021.39	3.54	3.58	0.71
Class R	1,000.00	1,000.00	999.50	1,019.70	5.23	5.29	1.05
Class R4	1,000.00	1,000.00	1,002.00	1,022.19	2.75	2.77	0.55
Class R5	1,000.00	1,000.00	1,002.40	1,022.64	2.30	2.32	0.46
Class T (formerly Class W)	1,000.00	1,000.00	1,000.80	1,020.94	3.99	4.03	0.80
Class Y	1,000.00	1,000.00	1,001.70	1,022.89	2.05	2.07	0.41
Class Z	1,000.00	1,000.00	1,002.00	1,022.19	2.75	2.77	0.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Short Term Bond Fund | Annual Report 2017	7

Portfolio of Investments
March 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 21.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Access Group, Inc.(a)
Series 2004A Class A2
04/25/29	1.298%	2,389,941	2,378,352
Ally Master Owner Trust
Series 2012-5 Class A
09/15/19	1.540%	18,487,000	18,499,758
Series 2014-5 Class A2
10/15/19	1.600%	19,500,000	19,523,191
American Credit Acceptance Receivables Trust(b)
Series 2015-2 Class A
06/12/19	1.570%	141,569	141,566
Series 2015-3 Class A
09/12/19	1.950%	492,302	492,340
Series 2016-1A Class A
05/12/20	2.370%	1,334,962	1,336,389
Series 2016-3 Class A
11/12/20	1.700%	11,309,415	11,291,878
Series 2016-4 Class A
06/12/20	1.500%	8,110,142	8,099,950
AmeriCredit Automobile Receivables Trust
Series 2015-4 Class A2A
04/08/19	1.260%	1,490,153	1,490,119
Ascentium Equipment Receivables Trust(b)
Series 2016-1A Class A2
11/13/18	1.750%	2,499,590	2,500,212
BMW Floorplan Master Owner Trust(a),(b)
Series 2015-1A Class A
07/15/20	1.412%	5,205,000	5,207,738
BMW Vehicle Lease Trust
Series 2016-2 Class A2
01/22/19	1.230%	2,585,847	2,583,491
CarFinance Capital Auto Trust(b)
Series 2015-1A Class A
06/15/21	1.750%	2,076,251	2,074,884
CarMax Auto Owner Trust
Series 2016-4 Class A2
11/15/19	1.210%	3,700,000	3,693,604
CCG Receivables Trust(b)
Series 2014-1 Class A2
11/15/21	1.060%	685,186	684,909
Chesapeake Funding II LLC(b)
Series 2016-1A Class A1
03/15/28	2.110%	5,853,161	5,857,196
Chesapeake Funding LLC(a),(b)
Series 2014-1A Class A
03/07/26	1.254%	5,301,718	5,286,571
Chrysler Capital Auto Receivables Trust(b)
Series 2016-BA Class A3
07/15/21	1.640%	8,100,000	8,075,640
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNH Equipment Trust
Series 2016-C Class A2
02/18/20	1.260%	7,035,000	7,014,055
Conn’s Receivables Funding LLC(b)
Series 2016-A Class A
04/16/18	4.680%	272,158	272,453
Series 2016-B Class A
10/15/18	3.730%	3,137,190	3,145,904
Dell Equipment Finance Trust(b)
Series 2016-1 Class A2
09/24/18	1.430%	2,350,000	2,349,965
Diamond Resorts Owner Trust(b)
Series 2013-2 Class A
05/20/26	2.270%	2,253,817	2,242,158
Drive Auto Receivables Trust(b)
Series 2016-AA Class A3
05/15/19	2.110%	744,149	744,168
Series 2016-CA Class A2
01/15/19	1.410%	8,131,492	8,127,735
Series 2017-AA Class A2
03/15/19	1.480%	4,230,000	4,227,725
Series 2017-BA Class A2
12/17/18	1.590%	2,975,000	2,975,208
DT Auto Owner Trust(b)
Series 2015-3A Class A
03/15/19	1.660%	311,880	311,869
Series 2016-4A Class A
11/15/19	1.440%	4,825,284	4,816,657
EFS Volunteer LLC(a),(b)
Series 2010-1 Class A1
10/26/26	1.888%	523,220	523,505
Enterprise Fleet Financing LLC(b)
Series 2015-1 Class A2
09/20/20	1.300%	7,203,111	7,194,944
Series 2015-2 Class A2
02/22/21	1.590%	3,119,603	3,120,935
Series 2016-1 Class A2
09/20/21	1.830%	4,670,891	4,672,048
Series 2016-2 Class A2
02/22/22	1.740%	3,700,000	3,692,731
Series 2017-1 Class A2
07/20/22	2.130%	3,800,000	3,804,268
Exeter Automobile Receivables Trust(b)
Series 2015-1A Class A
06/17/19	1.600%	428,977	428,939
Series 2015-2A Class A
11/15/19	1.540%	780,677	780,526

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-3A Class A
03/16/20	2.000%	2,489,312	2,490,791
Series 2016-1A Class A
07/15/20	2.350%	2,251,237	2,251,138
Series 2016-3A Class A
11/16/20	1.840%	2,981,575	2,972,579
First Investors Auto Owner Trust(b)
Series 2015-1A Class A3
11/16/20	1.710%	3,140,410	3,141,177
Series 2015-2A Class A1
12/16/19	1.590%	802,712	802,895
Flagship Credit Auto Trust(b)
Series 2016-3 Class A1
12/15/19	1.610%	3,120,413	3,114,160
Ford Credit Floorplan Master Owner Trust A
Series 2016-5 Class 1A
11/15/21	1.950%	7,400,000	7,402,104
GMF Floorplan Owner Revolving Trust(a),(b)
Series 2015-1 Class A2
05/15/20	1.412%	4,940,000	4,948,875
GMF Floorplan Owner Revolving Trust(b)
Series 2017-1 Class A1
01/18/22	2.220%	4,615,000	4,605,293
GreatAmerica Leasing Receivables Funding LLC(b)
Series 2017-1 Class A2
04/22/19	1.720%	3,450,000	3,444,618
Hertz Fleet Lease Funding LP(a),(b)
Series 2013-3 Class A
12/10/27	1.408%	737,131	737,157
Series 2014-1 Class A
04/10/28	1.258%	2,737,844	2,738,072
Hertz Fleet Lease Funding LP(b)
Series 2016-1 Class A2
04/10/30	1.960%	3,000,000	2,997,787
Hertz Vehicle Financing LLC(b)
Series 2016-3A Class A
07/25/20	2.270%	6,150,000	6,107,932
Hilton Grand Vacations Trust(b)
Series 2013-A Class A
01/25/26	2.280%	4,522,198	4,489,104
Series 2014-AA Class A
11/25/26	1.770%	4,912,431	4,812,399
Hyundai Auto Lease Securitization Trust(b)
Series 2017-A Class A2A
07/15/19	1.560%	2,100,000	2,098,639
Hyundai Floorplan Master Owner Trust(b)
Series 2016-1A Class A2
03/15/21	1.810%	5,000,000	4,994,508
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Montana Higher Education Student Assistance Corp.(a)
Series 2006-1 Class A
03/20/24	1.252%	442,619	442,186
MVW Owner Trust(b)
Series 2014-1A Class A
09/22/31	2.250%	1,777,819	1,751,756
Series 2015-1A Class A
12/20/32	2.520%	3,838,557	3,801,170
Series 2016-1A Class A
12/20/33	2.250%	5,187,609	5,068,249
Navient Private Education Loan Trust(a),(b)
Series 2015-AA Class A1
12/15/21	1.412%	484,024	483,916
Navient Student Loan Trust(a),(b)
Series 2016-3A Class A1
06/25/65	1.582%	1,912,045	1,918,812
Navitas Equipment Receivables LLC(b)
Series 2016-1 Class A2
06/15/21	2.200%	4,058,000	4,046,110
New York City Tax Lien Trust(b)
Series 2015-A Class A
11/10/28	1.340%	433,905	431,659
Series 2016-A Class A
11/10/29	1.470%	2,048,325	2,034,103
OneMain Direct Auto Receivables Trust(b)
Series 2016-1A Class A
01/15/21	2.040%	1,216,875	1,219,070
Panhandle-Plains Higher Education Authority, Inc.(a)
Series 2011-2 Class A1
07/01/21	1.648%	175,918	175,919
PFS Tax Lien Trust(b)
Series 2014-1 Class NOTE
05/15/29	1.440%	919,520	913,625
Prestige Auto Receivables Trust(b)
Series 2016-1A Class A3
06/15/20	1.990%	4,250,000	4,262,094
Santander Drive Auto Receivables Trust
Series 2016-3 Class A2
11/15/19	1.340%	5,380,000	5,375,220
Securitized Term Auto Receivables Trust(b)
Series 2017-1A Class A3
08/25/20	1.890%	6,200,000	6,181,825
Sierra Timeshare Receivables Funding Co. LLC(b)
Series 2012-3A Class A
08/20/29	1.870%	508,265	507,725
Sierra Timeshare Receivables Funding LLC(b)
Series 2013-1A Class A
11/20/29	1.590%	799,514	797,413

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
March 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-3A Class A
10/20/33	2.430%	6,149,468	6,027,682
SLM Private Credit Student Loan Trust(a)
Series 2003-A Class A2
09/15/20	1.571%	478,685	478,114
SLM Private Education Loan Trust(b)
Series 2012-A Class A2
01/17/45	3.830%	5,787,422	5,904,509
SLM Private Education Loan Trust(a),(b)
Series 2013-A Class A1
08/15/22	1.512%	469,765	469,727
Series 2013-B Class A1
07/15/22	1.562%	2,603,635	2,605,087
Series 2014-A Class A1
07/15/22	1.512%	609,837	609,660
SLM Student Loan Trust(a),(b)
Series 2003-12 Class A5
09/15/22	1.411%	152,452	152,351
Series 2004-8A Class A5
04/25/24	1.538%	10,422,380	10,446,867
SLM Student Loan Trust(a)
Series 2005-4 Class A3
01/25/27	1.158%	6,072,553	6,016,827
Series 2012-6 Class A2
09/25/19	1.262%	208,583	208,558
SMART ABS Series Trust(a)
Series 2015-3US Class A2B
04/16/18	1.641%	2,028,046	2,027,932
SMB Private Education Loan Trust(a),(b)
Series 2015-B Class A1
02/15/23	1.612%	942,948	943,026
SoFi Professional Loan Program LLC(b)
Series 2016-B Class A2A
03/25/31	1.680%	2,082,852	2,078,035
Series 2016-C Class A2A
05/26/31	1.480%	3,293,453	3,279,685
Series 2017-A Class A2A
03/26/40	1.550%	6,840,000	6,818,648
SVO VOI Mortgage LLC(b)
Series 2012-AA Class A
09/20/29	2.000%	1,020,452	1,010,196
TAL Advantage V LLC(b)
Series 2014-2A Class A1
05/20/39	1.700%	2,103,788	2,078,823
TCF Auto Receivables Owner Trust(b)
Series 2015-2A Class A2
01/15/19	1.640%	881,732	881,925
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-1A Class A2
11/15/19	1.390%	5,036,050	5,027,081
Series 2016-PT1A Class A
06/15/22	1.930%	9,320,306	9,308,233
Verizon Owner Trust(b)
Series 2016-1A Class A
01/20/21	1.420%	7,955,000	7,904,449
Series 2016-2A Class A
05/20/21	1.680%	11,100,000	11,062,984
Series 2017-1A Class A
09/20/21	2.060%	4,350,000	4,365,795
Volvo Financial Equipment LLC(b)
Series 2016-1A Class A2
10/15/18	1.440%	1,981,826	1,981,308
Wells Fargo Dealer Floorplan Master Note Trust(a)
Series 2014-2 Class A
10/20/19	1.428%	5,075,000	5,078,418
Series 2015-1 Class A
01/20/20	1.478%	3,440,000	3,446,066
Westlake Automobile Receivables Trust(b)
Series 2016-1A Class A2A
01/15/19	1.820%	1,273,531	1,274,912
Series 2016-3A Class A2
10/15/19	1.420%	6,280,000	6,265,553
Wheels SPV 2 LLC(b)
Series 2015-1A Class A2
04/22/24	1.270%	1,256,622	1,254,133
Total Asset-Backed Securities — Non-Agency (Cost $372,902,279)			372,230,245

Commercial Mortgage-Backed Securities - Agency 10.0%

Government National Mortgage Association(a)
CMO Series 2015-71 Class DA
09/16/49	2.160%	7,400,643	7,328,639
Government National Mortgage Association
Series 2011-20 Class A
04/16/32	1.883%	1,409,673	1,406,324
Series 2012-142 Class A
05/16/37	1.105%	6,164,862	6,079,831
Series 2012-4 Class A
05/16/40	2.120%	2,069,419	2,072,321
Series 2012-58 Class A
01/16/40	2.500%	10,430,539	10,468,089
Series 2012-89 Class A
01/16/36	1.537%	1,858,106	1,846,460
Series 2012-9 Class A
05/16/39	3.220%	48,815	48,785

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-118 Class AC
06/16/36	1.700%	4,194,816	4,166,929
Series 2013-12 Class A
10/16/42	1.410%	10,941,017	10,729,235
Series 2013-126 Class AB
04/16/38	1.540%	5,885,663	5,800,743
Series 2013-17 Class AF
11/16/43	1.210%	7,594,804	7,371,471
Series 2013-17 Class AH
10/16/43	1.558%	9,466,573	9,253,305
Series 2013-194 Class AB
05/16/38	2.250%	6,526,547	6,499,397
Series 2013-2 Class AB
12/16/42	1.600%	9,628,498	9,537,114
Series 2013-30 Class A
05/16/42	1.500%	6,478,579	6,349,999
Series 2013-32 Class AB
01/16/42	1.900%	5,375,919	5,302,757
Series 2013-33 Class A
07/16/38	1.061%	19,974,880	19,519,624
Series 2013-35 Class A
02/16/40	1.618%	6,115,453	5,977,964
Series 2013-40 Class A
10/16/41	1.511%	9,567,623	9,377,353
Series 2013-45 Class A
10/16/40	1.450%	3,453,137	3,418,909
Series 2013-50 Class AH
06/16/39	2.100%	10,324,989	10,282,833
Series 2013-57 Class A
06/16/37	1.350%	9,458,842	9,249,406
Series 2013-61 Class A
01/16/43	1.450%	10,833,085	10,532,487
Series 2014-135 Class AD
08/16/45	2.400%	2,623,449	2,619,981
Series 2015-109 Class A
02/16/40	2.528%	2,059,092	2,061,729
Series 2015-78 Class A
06/16/40	2.918%	4,077,218	4,108,408
Series 2015-85 Class AF
05/16/44	2.400%	4,971,996	4,968,892
Total Commercial Mortgage-Backed Securities - Agency (Cost $180,500,927)			176,378,985

Commercial Mortgage-Backed Securities - Non-Agency 3.0%

CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A1
05/10/58	1.501%	3,607,717	3,570,110
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colony Multifamily Mortgage Trust(b)
Series 2014-1 Class A
04/20/50	2.543%	5,562,918	5,524,990
Commercial Mortgage Pass-Through Certificates(a)
Series 2007-C9 Class A4
12/10/49	5.808%	1,712,128	1,718,394
Commercial Mortgage Trust
Series 2013-CR6 Class A2
03/10/46	2.122%	8,455,000	8,489,395
Series 2014-CR17 Class A1
05/10/47	1.275%	1,580,547	1,575,621
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C8 Class A2
10/15/45	1.797%	177,284	177,408
Series 2012-LC9 Class A2
12/15/47	1.677%	548,936	549,102
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5 Class A2
08/15/45	1.972%	5,309,298	5,312,822
Series 2013-C7 Class A2
02/15/46	1.863%	2,252,814	2,254,406
Series 2016-C29 Class A1
05/15/49	1.597%	4,019,921	3,996,852
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A1
10/10/48	1.345%	6,861,841	6,749,621
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A2
12/10/45	1.712%	4,744,516	4,748,662
Wells Fargo Commercial Mortgage Trust
Series 2016-C33 Class A1
03/15/59	1.775%	3,827,604	3,811,404
WF-RBS Commercial Mortgage Trust
Series 2014-C21 Class A1
08/15/47	1.413%	4,657,590	4,640,577
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $53,428,757)			53,119,364

Corporate Bonds & Notes 37.9%

Aerospace & Defense 0.7%
L-3 Communications Corp.
10/15/19	5.200%	5,000,000	5,357,880
Lockheed Martin Corp.
11/23/18	1.850%	6,325,000	6,342,527
Total			11,700,407

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
March 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.9%
Ford Motor Credit Co. LLC
01/09/20	2.681%	8,750,000	8,812,291
Toyota Motor Credit Corp.
07/18/19	2.125%	7,000,000	7,055,559
Total			15,867,850
Banking 11.6%
American Express Credit Corp.(a)
03/18/19	1.702%	6,500,000	6,533,280
ANZ New Zealand International Ltd.(b)
09/23/19	2.600%	5,000,000	5,039,515
Bank of America Corp.(a)
04/01/19	2.018%	15,000,000	15,121,845
Bank of Montreal(a)
12/12/19	1.720%	7,330,000	7,367,515
Bank of New York Mellon Corp. (The)(a)
05/22/18	1.430%	7,055,000	7,076,758
Bank of Nova Scotia (The)(a)
12/05/19	1.720%	6,380,000	6,387,260
Barclays Bank PLC
02/20/19	2.500%	4,400,000	4,436,555
BB&T Corp.(a)
05/01/19	1.564%	7,000,000	7,027,321
Bear Stearns Companies LLC (The)
02/01/18	7.250%	10,000,000	10,451,230
Capital One NA(a)
02/05/18	1.714%	6,500,000	6,519,208
Citigroup, Inc.
01/10/20	2.450%	11,000,000	11,047,003
Discover Bank
06/04/20	3.100%	6,327,000	6,454,356
Fifth Third Bank
02/28/18	1.450%	6,000,000	5,993,706
Goldman Sachs Group, Inc. (The)(a)
04/23/20	2.201%	10,000,000	10,134,400
HSBC USA, Inc.
08/07/18	2.000%	7,050,000	7,061,033
Huntington National Bank (The)
06/30/18	2.000%	6,000,000	6,015,180
ING Bank NV(a),(b)
03/22/19	2.286%	5,500,000	5,568,805
KeyBank NA
08/22/19	1.600%	5,000,000	4,945,505
Lloyds Bank PLC
01/22/19	2.050%	5,000,000	5,005,990
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Manufacturers & Traders Trust Co.
01/30/19	2.300%	5,000,000	5,042,700
Morgan Stanley
04/01/18	6.625%	11,000,000	11,513,502
PNC Bank NA
01/28/19	2.200%	8,035,000	8,089,783
Regions Financial Corp.
02/08/21	3.200%	6,000,000	6,101,544
Royal Bank of Canada(a)
04/15/19	1.732%	7,000,000	7,044,856
Toronto-Dominion Bank (The)
01/22/19	1.950%	6,700,000	6,730,445
U.S. Bancorp(a)
11/15/18	1.529%	6,500,000	6,533,150
Wells Fargo & Co.(a)
07/22/20	1.921%	9,000,000	9,079,515
Westpac Banking Corp.(a)
03/06/20	1.530%	6,175,000	6,175,086
Total			204,497,046
Cable and Satellite 0.6%
British Sky Broadcasting Group PLC(b)
02/15/18	6.100%	5,362,000	5,554,415
Comcast Corp.
03/01/20	5.150%	5,000,000	5,446,500
Total			11,000,915
Chemicals 0.5%
Eastman Chemical Co.
01/15/20	2.700%	5,000,000	5,068,390
LyondellBasell Industries NV
04/15/19	5.000%	3,173,000	3,341,861
Total			8,410,251
Construction Machinery 0.6%
Caterpillar Financial Services Corp.
11/13/18	1.800%	5,000,000	5,005,025
John Deere Capital Corp.(a)
03/13/20	1.431%	5,600,000	5,605,113
Total			10,610,138
Diversified Manufacturing 1.1%
General Electric Co.(a)
04/15/20	1.822%	7,999,000	8,108,586
Honeywell International, Inc.
10/30/19	1.400%	5,500,000	5,458,272

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
11/01/19	1.500%	6,000,000	5,958,552
Total			19,525,410
Electric 2.7%
Dominion Resources, Inc.
06/15/18	1.900%	5,740,000	5,735,816
Duke Energy Corp.
08/15/17	1.625%	5,600,000	5,604,368
Emera US Finance LP
06/15/19	2.150%	4,800,000	4,798,550
Exelon Corp.
06/15/20	2.850%	5,000,000	5,065,550
Nevada Power Co.
08/01/18	6.500%	4,143,000	4,405,670
NextEra Energy Capital Holdings, Inc.
04/01/19	2.300%	5,000,000	5,030,475
Southern Co. (The)
07/01/19	1.850%	6,000,000	5,967,372
TransAlta Corp.
06/03/17	1.900%	6,000,000	6,000,000
WEC Energy Group, Inc.
06/15/18	1.650%	5,715,000	5,712,480
Total			48,320,281
Food and Beverage 2.1%
Anheuser-Busch InBev Finance, Inc.
02/01/19	1.900%	9,250,000	9,263,412
Constellation Brands, Inc.
11/15/19	3.875%	5,000,000	5,208,075
Diageo Capital PLC
05/11/17	1.500%	3,940,000	3,940,000
General Mills, Inc.
02/15/19	5.650%	4,000,000	4,274,992
Kraft Heinz Foods Co.
07/02/18	2.000%	5,000,000	5,012,420
Molson Coors Brewing Co.
07/15/19	1.450%	2,860,000	2,822,992
PepsiCo, Inc.(a)
02/22/19	1.640%	7,000,000	7,061,159
Total			37,583,050
Health Care 1.3%
Becton Dickinson and Co.
12/15/19	2.675%	4,404,000	4,466,726
Cardinal Health, Inc.
06/15/18	1.950%	2,620,000	2,628,020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Express Scripts Holding Co.
02/25/21	3.300%	6,100,000	6,205,481
McKesson Corp.
03/15/19	2.284%	4,250,000	4,280,621
Medtronic, Inc.
03/15/20	2.500%	5,000,000	5,072,065
Total			22,652,913
Healthcare Insurance 0.6%
Anthem, Inc.
08/15/21	3.700%	4,300,000	4,454,533
Coventry Health Care, Inc.
06/15/21	5.450%	113,000	125,082
UnitedHealth Group, Inc.
02/15/19	1.700%	5,560,000	5,560,395
Total			10,140,010
Independent Energy 0.6%
Canadian Natural Resources Ltd.
05/15/17	5.700%	5,668,000	5,695,058
Woodside Finance Ltd.(b)
03/01/19	8.750%	4,326,000	4,830,606
Total			10,525,664
Integrated Energy 0.9%
BP Capital Markets PLC
02/13/20	2.315%	5,800,000	5,848,442
Chevron Corp.(a)
03/03/20	1.303%	7,000,000	7,002,989
Petro-Canada
05/15/18	6.050%	2,300,000	2,408,063
Total			15,259,494
Life Insurance 1.2%
American International Group, Inc.
08/15/20	3.375%	5,470,000	5,616,607
MetLife Global Funding I(b)
04/10/19	2.300%	5,875,000	5,912,071
Principal Life Global Funding II(b)
04/18/19	1.500%	5,400,000	5,353,971
Prudential Financial, Inc.
08/15/18	2.300%	5,000,000	5,034,060
Total			21,916,709
Media and Entertainment 0.6%
21st Century Fox America, Inc.
08/15/20	5.650%	4,090,000	4,500,902

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
March 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scripps Networks Interactive, Inc.
11/15/19	2.750%	4,500,000	4,553,757
Thomson Reuters Corp.
10/15/19	4.700%	637,000	675,323
Total			9,729,982
Metals and Mining 0.3%
Vale Overseas Ltd.
01/11/22	4.375%	6,000,000	6,099,600
Midstream 1.2%
Columbia Pipeline Group, Inc.
06/01/20	3.300%	5,000,000	5,095,265
Enterprise Products Operating LLC
10/15/19	2.550%	2,825,000	2,848,846
Kinder Morgan Energy Partners LP
03/01/21	3.500%	7,265,000	7,383,143
Williams Partners LP
03/15/22	3.600%	6,000,000	6,086,268
Total			21,413,522
Natural Gas 0.6%
NiSource Finance Corp.
01/15/19	6.800%	5,144,000	5,564,872
Southern California Gas Co.
06/15/18	1.550%	5,500,000	5,500,049
Total			11,064,921
Pharmaceuticals 2.8%
AbbVie, Inc.
05/14/20	2.500%	5,000,000	5,034,090
Actavis Funding SCS
06/15/19	2.450%	5,000,000	5,029,140
Amgen, Inc.
05/22/19	2.200%	5,000,000	5,033,040
Gilead Sciences, Inc.
09/04/18	1.850%	5,000,000	5,015,380
Johnson & Johnson(a)
03/01/19	1.325%	7,000,000	7,039,452
Merck & Co, Inc.
05/18/18	1.300%	5,054,000	5,052,635
Pfizer, Inc.
12/15/19	1.700%	5,000,000	4,995,700
Roche Holdings, Inc.(a),(b)
09/30/19	1.492%	5,000,000	5,022,065
Shire Acquisitions Investments Ireland DAC
09/23/19	1.900%	6,500,000	6,453,155
Total			48,674,657
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 1.5%
Berkshire Hathaway Finance Corp.(a)
03/15/19	1.821%	7,000,000	7,081,872
Chubb INA Holdings, Inc.
11/03/20	2.300%	6,190,000	6,212,234
CNA Financial Corp.
11/15/19	7.350%	3,853,000	4,345,810
Hartford Financial Services Group, Inc. (The)
01/15/19	6.000%	4,500,000	4,811,999
Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	4,000,000	4,345,980
Total			26,797,895
Refining 0.3%
Marathon Petroleum Corp.
12/14/18	2.700%	5,000,000	5,042,950
Retail REIT 0.7%
Kimco Realty Corp.
02/01/18	4.300%	5,500,000	5,579,008
Simon Property Group LP
02/01/19	2.200%	6,000,000	6,036,210
Total			11,615,218
Retailers 0.7%
CVS Health Corp.
07/20/18	1.900%	6,000,000	6,011,868
Lowes Companies, Inc.(a)
09/10/19	1.529%	6,000,000	6,039,276
Total			12,051,144
Technology 1.8%
Apple, Inc.(a)
05/06/19	1.334%	7,500,000	7,537,380
Cisco Systems, Inc.(a)
03/01/19	1.555%	7,500,000	7,557,052
Hewlett Packard Enterprise Co.(a)
10/15/20	3.600%	4,400,000	4,524,868
Microsoft Corp.
02/06/20	1.850%	6,000,000	6,018,612
Oracle Corp.(a)
01/15/19	1.000%	6,000,000	6,051,924
Total			31,689,836
Transportation Services 0.3%
ERAC U.S.A. Finance LLC(b)
10/15/17	6.375%	6,000,000	6,142,974

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.7%
AT&T, Inc.
03/15/20	5.200%	4,000,000	4,321,264
06/30/20	2.450%	5,000,000	4,999,640
Deutsche Telekom International Finance BV
08/20/18	6.750%	5,133,000	5,472,353
Orange SA
07/08/19	5.375%	4,000,000	4,280,656
Telefonica Emisiones SAU
04/27/18	3.192%	4,000,000	4,051,984
Verizon Communications, Inc.(b)
03/15/22	2.946%	7,000,000	6,972,133
Total			30,098,030
Total Corporate Bonds & Notes (Cost $666,356,843)			668,430,867

Foreign Government Obligations(c) 1.0%

Canada 0.7%
Province of Ontario
02/14/18	1.200%	6,000,000	5,990,736
Province of Quebec
05/14/18	4.625%	6,000,000	6,211,482
Total			12,202,218
Mexico 0.3%
Petroleos Mexicanos(b)
03/13/22	5.375%	5,000,000	5,237,500
Total Foreign Government Obligations (Cost $17,250,385)			17,439,718

Inflation-Indexed Bonds 2.0%

United States 2.0%
U.S. Treasury Inflation-Indexed Bond
04/15/19	0.125%	35,044,513	35,559,107
Total Inflation-Indexed Bonds (Cost $35,094,413)			35,559,107

Residential Mortgage-Backed Securities - Agency 3.6%

Federal Home Loan Mortgage Corp.
04/01/17	6.500%	582	582
03/01/31	3.000%	11,796,049	12,109,491
06/01/17- 10/01/21	6.000%	312,363	328,582
09/01/17- 09/01/22	5.500%	1,976,476	2,079,979
11/01/17- 07/01/25	5.000%	2,474,735	2,637,596
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/19- 10/01/24	4.500%	1,305,739	1,387,000
06/01/21- 09/01/26	3.500%	645,084	672,615
05/01/24- 07/01/26	4.000%	2,318,983	2,440,531
Federal Home Loan Mortgage Corp.(a)
03/01/34	3.021%	240,497	254,598
07/01/36	2.985%	8,046	8,478
08/01/36	2.990%	106,830	112,696
12/01/36	3.265%	32,761	34,130
Federal National Mortgage Association
06/01/17- 08/01/17	6.000%	86,769	86,869
11/01/17- 01/01/24	5.500%	3,823,617	4,078,099
07/01/22- 08/01/24	5.000%	1,568,672	1,676,550
03/01/24- 02/01/27	4.000%	5,130,837	5,401,874
12/01/25- 09/01/26	3.500%	23,357	24,339
01/01/30- 03/01/31	3.000%	27,948,361	28,682,280
Federal National Mortgage Association(d)
10/01/24	5.500%	311,547	332,351
Federal National Mortgage Association(a)
07/01/33	2.663%	28,575	28,839
04/01/36	3.346%	29,823	31,461
09/01/37	3.033%	36,341	37,263
CMO Series 2003-W11 Class A1
06/25/33	4.326%	22,430	23,457
Federal National Mortgage Association(e),(f)
CMO Series G-15 Class A
06/25/21	0.000%	2,590	2,527
Government National Mortgage Association(a)
07/20/18	3.000%	14,974	15,063
03/20/30	2.000%	22,738	23,524
Government National Mortgage Association
09/20/21	6.000%	54,987	57,392
Total Residential Mortgage-Backed Securities - Agency (Cost $62,807,301)			62,568,166

Residential Mortgage-Backed Securities - Non-Agency 4.6%

AMRESCO Residential Securities Corp. Mortgage Loan Trust(a)
CMO Series 1998-3 Class A7
07/25/28	1.462%	14,774	13,696
Angel Oak Mortgage Trust LLC(a),(b)
Series 2017-1 Class A1
01/25/47	2.810%	3,525,000	3,524,934

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
March 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IVA Trust(b)
CMO Series 2016-SPL1 Class A
04/28/55	4.000%	4,227,773	4,331,132
Cityscape Home Equity Loan Trust(g),(h)
CMO Series 1997-C Class A3
07/25/28	0.000%	607,537	1
COLT Mortgage Loan Trust(b)
CMO Series 2016-1 Class A1
05/25/46	3.000%	1,584,960	1,596,914
COLT Mortgage Loan Trust(a),(b)
CMO Series 2016-2 Class A1
09/25/46	2.750%	4,692,524	4,726,380
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2009-9R Class 12A1
08/26/35	2.983%	1,914,656	1,948,825
First Alliance Mortgage Loan Trust
CMO Series 1994-2 Class A2 (NPFGC)
06/25/25	6.680%	4,775	4,772
IMC Home Equity Loan Trust
CMO Series 1997-3 Class A7
08/20/28	7.080%	18	19
JPMorgan Resecuritization Trust(a),(b)
CMO Series 2009-12 Class 9A1
05/26/36	3.067%	456,467	456,479
JPMorgan Resecuritization Trust(b)
CMO Series 2010-4 Class 3A2
04/26/35	4.500%	689,611	694,956
Mill City Mortgage Trust(b)
CMO Series 2015-1 Class A1
06/25/56	2.230%	2,909,637	2,911,480
CMO Series 2016-1 Class A1
04/25/57	2.500%	4,999,312	4,966,966
Mortgage Repurchase Agreement Financing Trust(a),(b)
CMO Series 2016-3 Class A1
11/10/18	1.858%	10,500,000	10,501,320
Residential Funding Mortgage Securities II(a)
CMO Series 2003-HS3 Class A2B (NPFGC)
08/25/33	1.272%	2,178	2,122
Springleaf Mortgage Loan Trust(b)
CMO Series 2013-2A Class A
12/25/65	1.780%	2,131,584	2,133,381
CMO Series 2013-3A Class A
09/25/57	1.870%	5,194,723	5,160,468
Towd Point Mortgage Trust(b)
CMO Series 2015-4 Class A1
04/25/55	3.500%	5,254,159	5,342,833
CMO Series 2015-6 Class A1
04/25/55	3.500%	7,962,200	8,105,729
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-2 Class A1
08/25/55	3.000%	8,317,508	8,349,011
CMO Series 2016-4 Class A1
07/25/56	2.250%	2,429,362	2,402,948
CMO Series 2017-1 Class A1
10/25/56	2.750%	4,187,975	4,189,414
Series 2015-3 Class A1B
03/25/54	3.000%	1,524,995	1,535,446
Series 2016-3 Class A1
04/25/56	2.250%	4,150,077	4,109,626
Verus Securitization Trust(a),(b)
CMO Series 2017-1A Class A1
01/25/47	2.853%	3,916,891	3,916,718
Wells Fargo Mortgage Loan Trust(a),(b)
CMO Series 2010-RR4 Class 1A1
12/27/46	3.211%	1,004,945	1,005,881
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $82,743,718)			81,931,451

U.S. Government & Agency Obligations 7.1%

Federal Farm Credit Banks(a)
02/10/20	0.908%	18,350,000	18,389,416
Federal Home Loan Banks
05/24/17	0.875%	15,520,000	15,521,607
Federal National Mortgage Association
09/18/18	1.875%	74,075,000	74,796,120
01/21/20	1.625%	15,000,000	15,027,660
Morocco Government AID Bond(a),(g)
05/01/23	1.250%	552,500	536,367
Total U.S. Government & Agency Obligations (Cost $124,411,815)			124,271,170

U.S. Treasury Obligations 8.2%

U.S. Treasury
12/31/19	1.625%	143,870,000	144,533,097
Total U.S. Treasury Obligations (Cost $146,646,974)			144,533,097

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.797%(i),(j)	26,158,595	26,158,595
Total Money Market Funds (Cost $26,156,776)		26,158,595
Total Investments (Cost: $1,768,300,188)		1,762,620,765
Other Assets & Liabilities, Net		(251,606)
Net Assets		1,762,369,159
At March 31, 2017, securities and/or cash totaling $284,690 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at March 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 2-Year Note	465	USD	100,650,704	06/2017	51,851	—

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(140)	USD	(16,481,719)	06/2017	—	(22,162)
Notes to Portfolio of Investments
(a)	Variable rate security.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $433,812,197 or 24.62% of net assets.
(c)	Principal and interest may not be guaranteed by the government.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(f)	Zero coupon bond.
(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2017, the value of these securities amounted to $536,368, which represents 0.03% of net assets.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At March 31, 2017, the value of these securities amounted to $1 which represents less than 0.01% of net assets.
(i)	The rate shown is the seven-day current annualized yield at March 31, 2017.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.797%	80,067,675	753,248,726	(807,157,806)	26,158,595	2,880	206,638	26,158,595
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
March 31, 2017
Abbreviation Legend
AID	Agency for International Development
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	372,230,245	—	—	372,230,245
Commercial Mortgage-Backed Securities - Agency	—	176,378,985	—	—	176,378,985
Commercial Mortgage-Backed Securities - Non-Agency	—	53,119,364	—	—	53,119,364
Corporate Bonds & Notes	—	668,430,867	—	—	668,430,867
Foreign Government Obligations	—	17,439,718	—	—	17,439,718
Inflation-Indexed Bonds	—	35,559,107	—	—	35,559,107
Residential Mortgage-Backed Securities - Agency	—	62,568,166	—	—	62,568,166
Residential Mortgage-Backed Securities - Non-Agency	—	81,931,450	1	—	81,931,451
U.S. Government & Agency Obligations	—	123,734,803	536,367	—	124,271,170
U.S. Treasury Obligations	144,533,097	—	—	—	144,533,097
Money Market Funds	—	—	—	26,158,595	26,158,595
Total Investments	144,533,097	1,591,392,705	536,368	26,158,595	1,762,620,765
Derivatives
Asset
Futures Contracts	51,851	—	—	—	51,851
Liability
Futures Contracts	(22,162)	—	—	—	(22,162)
Total	144,562,786	1,591,392,705	536,368	26,158,595	1,762,650,454
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and U.S. Government and Agency Obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	19

Statement of Assets and Liabilities
March 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,742,143,412
Affiliated issuers, at cost	26,156,776
Total investments, at cost	1,768,300,188
Investments, at value
Unaffiliated issuers, at value	1,736,462,170
Affiliated issuers, at value	26,158,595
Total investments, at value	1,762,620,765
Receivable for:
Investments sold	14,170
Capital shares sold	1,577,006
Dividends	17,559
Interest	6,029,939
Foreign tax reclaims	1,081
Variation margin	36,329
Expense reimbursement due from Investment Manager	3,721
Prepaid expenses	2,857
Other assets	882
Total assets	1,770,304,309
Liabilities
Due to custodian	302,532
Payable for:
Capital shares purchased	5,469,471
Distributions to shareholders	1,570,654
Variation margin	22,969
Management services fees	20,382
Distribution and/or service fees	3,434
Transfer agent fees	215,885
Plan administration fees	55
Compensation of board members	235,093
Other expenses	94,675
Total liabilities	7,935,150
Net assets applicable to outstanding capital stock	$1,762,369,159
Represented by
Paid in capital	1,768,604,824
Undistributed net investment income	1,085,404
Accumulated net realized loss	(1,671,335)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(5,681,242)
Investments - affiliated issuers	1,819
Futures contracts	29,689
Total - representing net assets applicable to outstanding capital stock	$1,762,369,159
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
March 31, 2017
Class A
Net assets	$290,276,931
Shares outstanding	29,077,073
Net asset value per share	$9.98
Maximum offering price per share(a)	$10.08
Class B
Net assets	$946,554
Shares outstanding	94,883
Net asset value per share	$9.98
Class C
Net assets	$59,183,274
Shares outstanding	5,941,248
Net asset value per share	$9.96
Class K
Net assets	$13,006
Shares outstanding	1,306
Net asset value per share	$9.96
Class R
Net assets	$3,490,473
Shares outstanding	349,562
Net asset value per share	$9.99
Class R4
Net assets	$9,760,496
Shares outstanding	978,950
Net asset value per share	$9.97
Class R5
Net assets	$17,166,825
Shares outstanding	1,723,574
Net asset value per share	$9.96
Class T(b)
Net assets	$836,442
Shares outstanding	83,768
Net asset value per share	$9.99
Maximum offering price per share(c)	$10.25
Class Y
Net assets	$394,827,067
Shares outstanding	39,634,684
Net asset value per share	$9.96
Class Z
Net assets	$985,868,091
Shares outstanding	98,918,464
Net asset value per share	$9.97

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 1.00%.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	21

Statement of Operations
Year Ended March 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$206,638
Interest	30,305,008
Foreign taxes withheld	(680)
Total income	30,510,966
Expenses:
Management services fees	7,941,686
Distribution and/or service fees
Class A	881,358
Class B	11,347
Class C	670,235
Class R	18,781
Class T(a)	14,031
Transfer agent fees
Class A	645,986
Class B	2,080
Class C	122,902
Class I(b)	9,284
Class K	1,569
Class R	6,881
Class R4	17,706
Class R5	8,406
Class T(a)	10,305
Class Y	1,369
Class Z	1,898,224
Plan administration fees
Class K	7,522
Compensation of board members	76,867
Custodian fees	31,214
Printing and postage fees	97,884
Registration fees	148,979
Audit fees	37,258
Legal fees	24,552
Compensation of chief compliance officer	410
Other	9,966
Total expenses	12,696,802
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,335,975)
Fees waived by distributor
Class B	(5,112)
Class C	(100,715)
Expense reduction	(1,435)
Total net expenses	11,253,565
Net investment income	19,257,401
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(564,805)
Investments — affiliated issuers	2,880
Futures contracts	83,996
Net realized loss	(477,929)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,974,241
Investments — affiliated issuers	1,819
Futures contracts	86,126
Net change in unrealized appreciation (depreciation)	3,062,186
Net realized and unrealized gain	2,584,257
Net increase in net assets resulting from operations	$21,841,658

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Bond Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended March 31, 2017
(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	23

Statement of Changes in Net Assets
	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations
Net investment income	$19,257,401	$15,702,693
Net realized gain (loss)	(477,929)	3,400,409
Net change in unrealized appreciation (depreciation)	3,062,186	(8,331,603)
Net increase in net assets resulting from operations	21,841,658	10,771,499
Distributions to shareholders
Net investment income
Class A	(2,798,069)	(1,989,308)
Class B	(5,447)	(5,034)
Class C	(146,669)	(4,159)
Class I(a)	(4,327,938)	(3,152,087)
Class K	(25,349)	(19,913)
Class R	(20,949)	(8,255)
Class R4	(101,246)	(68,742)
Class R5	(184,403)	(204,447)
Class T(b)	(42,414)	(34,089)
Class Y	(375,465)	(116,517)
Class Z	(10,829,213)	(8,930,820)
Total distributions to shareholders	(18,857,162)	(14,533,371)
Decrease in net assets from capital stock activity	(160,642,889)	(406,034,988)
Total decrease in net assets	(157,658,393)	(409,796,860)
Net assets at beginning of year	1,920,027,552	2,329,824,412
Net assets at end of year	$1,762,369,159	$1,920,027,552
Undistributed net investment income	$1,085,404	$468,981

(a)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2017		March 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	6,260,578	62,593,349	9,014,602	89,617,739
Distributions reinvested	245,209	2,451,675	175,086	1,741,775
Redemptions	(14,689,267)	(146,687,853)	(13,433,596)	(133,614,254)
Net decrease	(8,183,480)	(81,642,829)	(4,243,908)	(42,254,740)
Class B
Subscriptions	5,610	56,070	12,250	121,732
Distributions reinvested	182	1,823	322	3,204
Redemptions (a)	(49,139)	(490,842)	(218,423)	(2,171,657)
Net decrease	(43,347)	(432,949)	(205,851)	(2,046,721)
Class C
Subscriptions	1,142,028	11,395,648	2,017,442	20,005,061
Distributions reinvested	11,108	110,785	301	2,997
Redemptions	(2,508,666)	(25,027,904)	(2,271,771)	(22,550,348)
Net decrease	(1,355,530)	(13,521,471)	(254,028)	(2,542,290)
Class I(b)
Subscriptions	14,523,619	144,872,303	18,142,257	180,010,653
Distributions reinvested	397,351	3,966,396	317,409	3,151,994
Redemptions	(48,614,589)	(484,608,747)	(29,158,010)	(289,314,886)
Net decrease	(33,693,619)	(335,770,048)	(10,698,344)	(106,152,239)
Class K
Subscriptions	54,242	540,970	90,572	897,553
Distributions reinvested	2,218	22,147	2,000	19,850
Redemptions	(414,701)	(4,131,348)	(40,553)	(402,049)
Net increase (decrease)	(358,241)	(3,568,231)	52,019	515,354
Class R
Subscriptions	127,486	1,275,525	156,146	1,550,330
Distributions reinvested	1,060	10,597	364	3,625
Redemptions	(117,976)	(1,178,731)	(155,430)	(1,545,903)
Net increase	10,570	107,391	1,080	8,052
Class R4
Subscriptions	259,797	2,591,974	509,604	5,057,882
Distributions reinvested	10,106	100,915	6,913	68,658
Redemptions	(344,920)	(3,442,684)	(360,044)	(3,572,507)
Net increase (decrease)	(75,017)	(749,795)	156,473	1,554,033
Class R5
Subscriptions	1,589,856	15,886,128	3,835,310	38,058,924
Distributions reinvested	18,476	184,277	20,582	204,354
Redemptions	(1,316,359)	(13,117,884)	(7,796,996)	(77,527,137)
Net increase (decrease)	291,973	2,952,521	(3,941,104)	(39,263,859)
Class T(c)
Subscriptions	79,906	799,239	169,688	1,687,475
Distributions reinvested	4,231	42,331	3,421	34,036
Redemptions	(694,570)	(6,933,274)	(139,882)	(1,390,721)
Net increase (decrease)	(610,433)	(6,091,704)	33,227	330,790
Class Y(b)
Subscriptions	39,497,527	393,386,561	3,263	32,400
Distributions reinvested	32,442	323,563	6,948	69,073
Redemptions	(601,728)	(6,001,477)	(1,612,035)	(16,015,843)
Net increase (decrease)	38,928,241	387,708,647	(1,601,824)	(15,914,370)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2017	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2017		March 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	26,158,895	260,911,239	31,930,517	316,946,573
Distributions reinvested	199,376	1,990,499	150,642	1,496,018
Redemptions	(37,329,744)	(372,536,159)	(52,295,140)	(518,711,589)
Net decrease	(10,971,473)	(109,634,421)	(20,213,981)	(200,268,998)
Total net decrease	(16,060,356)	(160,642,889)	(40,916,241)	(406,034,988)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Bond Fund | Annual Report 2017

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Columbia Short Term Bond Fund | Annual Report 2017	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
3/31/2017	$9.97	0.08	0.01	0.09	(0.08)
3/31/2016	$9.98	0.06	(0.02)	0.04	(0.05)
3/31/2015	$9.98	0.07	0.02	0.09	(0.09)
3/31/2014	$10.03	0.08	(0.06)	0.02	(0.07)
3/31/2013	$9.95	0.10	0.08	0.18	(0.10)
Class B
3/31/2017	$9.96	0.05	0.02	0.07	(0.05)
3/31/2016	$9.97	0.02	(0.01)	0.01	(0.02)
3/31/2015	$9.98	0.05	0.00 (d)	0.05	(0.06)
3/31/2014	$10.02	0.05	(0.05)	0.00 (d)	(0.04)
3/31/2013	$9.95	0.03	0.07	0.10	(0.03)
Class C
3/31/2017	$9.95	0.02	0.01	0.03	(0.02)
3/31/2016	$9.97	(0.00) (d)	(0.02)	(0.02)	(0.00) (d)
3/31/2015	$9.98	0.02	0.01	0.03	(0.04)
3/31/2014	$10.02	0.05	(0.05)	0.00 (d)	(0.04)
3/31/2013	$9.94	0.07	0.08	0.15	(0.07)
Class K
3/31/2017	$9.95	0.09	0.01	0.10	(0.09)
3/31/2016	$9.96	0.07	(0.02)	0.05	(0.06)
3/31/2015	$9.96	0.08	0.02	0.10	(0.10)
3/31/2014	$10.01	0.09	(0.06)	0.03	(0.08)
3/31/2013	$9.93	0.11	0.08	0.19	(0.11)
Class R
3/31/2017	$9.97	0.06	0.02	0.08	(0.06)
3/31/2016	$9.98	0.03	(0.01)	0.02	(0.03)
3/31/2015	$9.99	0.05	0.00 (d)	0.05	(0.06)
3/31/2014	$10.03	0.05	(0.05)	0.00 (d)	(0.04)
3/31/2013	$9.96	0.07	0.07	0.14	(0.07)
Class R4
3/31/2017	$9.96	0.11	0.00	0.11	(0.10)
3/31/2016	$9.97	0.08	(0.01)	0.07	(0.08)
3/31/2015	$9.97	0.10	0.01	0.11	(0.11)
3/31/2014	$10.01	0.10	(0.05)	0.05	(0.09)
3/31/2013 (e)	$10.01	0.06	(0.02) (f)	0.04	(0.04)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.08)	$9.98	0.90%	0.88%	0.80% (c)	0.82%	68%	$290,277
(0.05)	$9.97	0.41%	0.89%	0.80% (c)	0.58%	73%	$371,442
(0.09)	$9.98	0.86%	0.89%	0.80% (c)	0.75%	60%	$414,188
(0.07)	$9.98	0.19%	0.89%	0.80% (c)	0.77%	81%	$479,831
(0.10)	$10.03	1.79%	0.89%	0.79% (c)	1.00%	102%	$558,651

(0.05)	$9.98	0.70%	1.63%	1.10% (c)	0.52%	68%	$947
(0.02)	$9.96	0.10%	1.64%	1.10% (c)	0.23%	73%	$1,377
(0.06)	$9.97	0.45%	1.64%	1.10% (c)	0.46%	60%	$3,431
(0.04)	$9.98	(0.01%)	1.64%	1.10% (c)	0.47%	81%	$6,120
(0.03)	$10.02	0.98%	1.64%	1.49% (c)	0.32%	102%	$11,495

(0.02)	$9.96	0.33%	1.62%	1.40% (c)	0.22%	68%	$59,183
(0.00) (d)	$9.95	(0.19%)	1.64%	1.40% (c)	(0.02%)	73%	$72,602
(0.04)	$9.97	0.25%	1.64%	1.30% (c)	0.25%	60%	$75,284
(0.04)	$9.98	(0.02%)	1.64%	1.11% (c)	0.46%	81%	$88,042
(0.07)	$10.02	1.47%	1.64%	1.10% (c)	0.69%	102%	$112,124

(0.09)	$9.96	1.00%	0.74%	0.70%	0.90%	68%	$13
(0.06)	$9.95	0.51%	0.74%	0.69%	0.70%	73%	$3,577
(0.10)	$9.96	0.96%	0.74%	0.70%	0.84%	60%	$3,063
(0.08)	$9.96	0.29%	0.74%	0.71%	0.87%	81%	$3,220
(0.11)	$10.01	1.87%	0.72%	0.70%	1.10%	102%	$3,391

(0.06)	$9.99	0.75%	1.12%	1.05% (c)	0.56%	68%	$3,490
(0.03)	$9.97	0.16%	1.14%	1.05% (c)	0.32%	73%	$3,380
(0.06)	$9.98	0.50%	1.14%	1.05% (c)	0.50%	60%	$3,373
(0.04)	$9.99	0.04%	1.14%	1.05% (c)	0.52%	81%	$3,838
(0.07)	$10.03	1.43%	1.14%	1.04% (c)	0.72%	102%	$4,691

(0.10)	$9.97	1.16%	0.63%	0.55% (c)	1.07%	68%	$9,760
(0.08)	$9.96	0.66%	0.64%	0.55% (c)	0.82%	73%	$10,494
(0.11)	$9.97	1.11%	0.64%	0.55% (c)	0.98%	60%	$8,945
(0.09)	$9.97	0.54%	0.64%	0.55% (c)	1.03%	81%	$7,056
(0.04)	$10.01	0.36%	0.73% (g)	0.56% (g)	1.97% (g)	102%	$194
Columbia Short Term Bond Fund | Annual Report 2017	29

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class R5
3/31/2017	$9.95	0.12	0.00 (d)	0.12	(0.11)
3/31/2016	$9.96	0.09	(0.01)	0.08	(0.09)
3/31/2015	$9.97	0.11	0.00 (d)	0.11	(0.12)
3/31/2014	$10.01	0.11	(0.05)	0.06	(0.10)
3/31/2013 (h)	$10.01	0.04	0.00 (d)	0.04	(0.04)
Class T(i)
3/31/2017	$9.97	0.08	0.02	0.10	(0.08)
3/31/2016	$9.98	0.06	(0.02)	0.04	(0.05)
3/31/2015	$9.99	0.07	0.01	0.08	(0.09)
3/31/2014	$10.03	0.08	(0.05)	0.03	(0.07)
3/31/2013	$9.96	0.08	0.09	0.17	(0.10)
Class Y
3/31/2017	$9.95	0.13	0.00 (d)	0.13	(0.12)
3/31/2016	$9.96	0.09	(0.01)	0.08	(0.09)
3/31/2015	$9.97	0.11	0.01	0.12	(0.13)
3/31/2014	$10.01	0.12	(0.05)	0.07	(0.11)
3/31/2013	$9.93	0.14	0.07	0.21	(0.13)
Class Z
3/31/2017	$9.95	0.11	0.01	0.12	(0.10)
3/31/2016	$9.96	0.08	(0.02)	0.06	(0.07)
3/31/2015	$9.97	0.10	0.00 (d)	0.10	(0.11)
3/31/2014	$10.01	0.10	(0.05)	0.05	(0.09)
3/31/2013	$9.94	0.12	0.07	0.19	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.11)	$9.96	1.25%	0.50%	0.45%	1.16%	68%	$17,167
(0.09)	$9.95	0.76%	0.49%	0.44%	0.89%	73%	$14,242
(0.12)	$9.96	1.11%	0.49%	0.45%	1.09%	60%	$53,516
(0.10)	$9.97	0.64%	0.49%	0.46%	1.13%	81%	$40,717
(0.04)	$10.01	0.40%	0.51% (g)	0.46% (g)	1.13% (g)	102%	$25,258

(0.08)	$9.99	1.01%	0.88%	0.80% (c)	0.82%	68%	$836
(0.05)	$9.97	0.41%	0.89%	0.80% (c)	0.58%	73%	$6,922
(0.09)	$9.98	0.76%	0.89%	0.80% (c)	0.74%	60%	$6,597
(0.07)	$9.99	0.29%	0.89%	0.81% (c)	0.78%	81%	$7,009
(0.10)	$10.03	1.69%	0.90%	0.81% (c)	0.82%	102%	$18,092

(0.12)	$9.96	1.30%	0.45%	0.40%	1.28%	68%	$394,827
(0.09)	$9.95	0.81%	0.44%	0.40%	0.88%	73%	$7,030
(0.13)	$9.96	1.16%	0.44%	0.40%	1.06%	60%	$22,996
(0.11)	$9.97	0.69%	0.44%	0.41%	1.17%	81%	$6,368
(0.13)	$10.01	2.15%	0.45%	0.43%	1.37%	102%	$9,129

(0.10)	$9.97	1.26%	0.63%	0.55% (c)	1.07%	68%	$985,868
(0.07)	$9.95	0.66%	0.64%	0.55% (c)	0.82%	73%	$1,093,664
(0.11)	$9.96	1.01%	0.64%	0.55% (c)	1.00%	60%	$1,296,171
(0.09)	$9.97	0.54%	0.64%	0.55% (c)	1.02%	81%	$1,537,794
(0.12)	$10.01	1.94%	0.64%	0.53% (c)	1.25%	102%	$1,829,589
Columbia Short Term Bond Fund | Annual Report 2017	31

Notes to Financial Statements
March 31, 2017
Note 1. Organization
Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc. are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
32	Columbia Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Short Term Bond Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
March 31, 2017
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
34	Columbia Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	51,851*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	22,162*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Short Term Bond Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
March 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	83,996

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	86,126
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	126,359,004
Futures contracts — short	26,114,326

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
36	Columbia Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Short Term Bond Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
March 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2017 was 0.42% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
38	Columbia Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended March 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Class B	0.18
Class C	0.18
Class I	0.003 (a),(b)
Class K	0.052
Class R	0.18
Class R4	0.18
Class R5	0.053
Class T	0.18
Class Y	0.005
Class Z	0.18

(a)	Annualized.
(b)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At March 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $20,188. The liability remaining at March 31, 2017 for non-recurring charges associated with the lease amounted to $10,564 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
Columbia Short Term Bond Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
March 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,435.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class B shares so that the distribution fee does not exceed 0.30% annually of the average daily net assets attributable to Class B shares. This arrangement may be modified or terminated by the Distributor at any time.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended March 31, 2017, if any, are listed below:
Amount ($)
Class A	118,188
Class B	73
Class C	5,297
40	Columbia Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	August 1, 2016 through July 31, 2017	Prior to August 1, 2016
Class A	0.80%	0.80%
Class B	1.55	1.55
Class C	1.55	1.55
Class K	0.71	0.69
Class R	1.05	1.05
Class R4	0.55	0.55
Class R5	0.46	0.44
Class T	0.80	0.80
Class Y	0.41	0.39
Class Z	0.55	0.55
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class B and Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
216,184	18,428,476	(18,644,660)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
Columbia Short Term Bond Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
March 31, 2017
The tax character of distributions paid during the years indicated was as follows:
March 31, 2017			March 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
18,857,162	—	18,857,162	14,533,371	—	14,533,371
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,098,510	—	(1,578,250)	(5,709,539)
At March 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,768,330,304	4,541,465	(10,251,004)	(5,709,539)
The following capital loss carryforwards, determined at March 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended March 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	1,578,250	1,578,250	—	18,644,660	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,262,578,141 and $1,388,137,532, respectively, for the year ended March 31, 2017, of which $267,133,850 and $291,180,987, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
42	Columbia Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended March 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low
Columbia Short Term Bond Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
March 31, 2017
interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At March 31, 2017, one unaffiliated shareholder of record owned 46.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 35.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
44	Columbia Short Term Bond Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Short Term Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Bond Fund (the "Fund," a series of Columbia Funds Series Trust) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
May 22, 2017
Columbia Short Term Bond Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
46	Columbia Short Term Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Short Term Bond Fund | Annual Report 2017	47

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
48	Columbia Short Term Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Short Term Bond Fund | Annual Report 2017	49

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
50	Columbia Short Term Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Short Term Bond Fund | Annual Report 2017	51

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Columbia Short Term Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN222_03_G01_(05/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$33,400	$29,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended March 31, 2017 and March 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$3,200	$3,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2017 and March 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$228,600	$228,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2017